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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sections 1350, and accompanies the annual report on Form 11-K for the plan year ended December 31, 2002 (the "Form 11-K") of Community Shores Bank 401k Plan, (the "Issuer").

         I, Tracey A. Welsh, a Trustee of the Plan, certify that to my knowledge:

         (i) the Form 11-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: June 30, 2003


                                          /s/ Tracey A. Welsh
                                          ----------------------
                                          Tracey A. Welsh
                                          Trustee of the Issuer
                                          (chief financial officer)


A signed original of this written statement required by Section 906 has been provided to Community Shores Bank 401k Plan and will be retained by Community Shores Bank 401k Plan and furnished to the Securities and Exchange Commission or its staff upon request.